                                                                   Exhibit 99.12

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 2, 2006

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                     FREE WRITING PROSPECTUS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO) SERIES 2006-WMC1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.


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
                                           CLTV
------------------------------------------------------------------------------------------
ORIGINAL                                                             WEIGHTED    AVERAGE
COMBINED          NUMBER OF      AGGREGATE     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL
LTV                MORTGAGE      PRINCIPAL      MORTGAGE    AVERAGE   CREDIT     BALANCE
PROVIDED            LOANS         BALANCE         POOL      COUPON     SCORE   OUTSTANDING
--------          ---------  ----------------  ----------  --------  --------  -----------
10.01 to 15.00          1           54,959.18      0.00%     7.50%      612      $ 54,959
15.01 to 20.00          2          234,834.19      0.02%     8.00%      606      $117,417
20.01 to 25.00          6          537,618.42      0.04%     7.81%      596      $ 89,603
25.01 to 30.00         10        1,335,973.23      0.11%     7.44%      575      $133,597
30.01 to 35.00         11        1,247,938.61      0.10%     7.38%      595      $113,449
35.01 to 40.00         21        2,908,511.23      0.23%     7.41%      597      $138,501
40.01 to 45.00         12        1,934,032.28      0.15%     7.57%      584      $161,169
45.01 to 50.00         32        6,018,701.19      0.48%     7.19%      616      $188,084
50.01 to 55.00         49        9,593,099.68      0.76%     6.91%      608      $195,778
55.01 to 60.00         59       12,356,838.46      0.98%     7.16%      595      $209,438
60.01 to 65.00         90       21,562,511.77      1.70%     7.08%      599      $239,583
65.01 to 70.00        161       38,343,288.48      3.03%     7.22%      592      $238,157
70.01 to 75.00        203       54,153,970.03      4.28%     7.18%      597      $266,768
75.01 to 80.00        456      118,944,704.90      9.39%     7.21%      621      $260,844
80.01 to 85.00        330       86,651,465.34      6.84%     7.33%      610      $262,580
85.01 to 90.00        536      140,579,185.24     11.10%     7.45%      627      $262,275
90.01 to 95.00        624      132,525,948.75     10.47%     7.84%      633      $212,381
95.01 to 100.00     3,835      637,155,067.72     50.32%     7.76%      659      $166,142
                    -----    ----------------    ------      ----       ---      --------
TOTAL:              6,438    1,266,138,648.70    100.00%     7.58%      639      $196,666
                    =====    ================    ======      ====       ===      ========

                                   CLTV
--------------------------------------------------------------------------
ORIGINAL          WEIGHTED       WEIGHTED        PERCENT
COMBINED           AVERAGE       AVERAGE         FULL OR
LTV               ORIGINAL  COMBINED ORIGINAL  ALTERNATIVE  PERCENT
PROVIDED             LTV           LTV             DOC         IO     DTI
--------          --------  -----------------  -----------  -------  -----
10.01 to 15.00     10.28%         10.28%           0.00%      0.00%  44.40%
15.01 to 20.00     16.67%         16.67%           0.00%      0.00%  38.04%
20.01 to 25.00     23.01%         23.01%          62.82%      0.00%  28.34%
25.01 to 30.00     26.92%         26.92%          24.68%      4.86%  37.82%
30.01 to 35.00     32.41%         32.41%          52.45%      0.00%  36.66%
35.01 to 40.00     38.01%         38.01%          56.90%     13.05%  37.39%
40.01 to 45.00     43.09%         43.09%          46.32%      6.66%  37.38%
45.01 to 50.00     48.66%         48.66%          30.46%     12.12%  39.57%
50.01 to 55.00     52.69%         52.69%          30.98%      5.34%  38.19%
55.01 to 60.00     57.43%         57.54%          37.59%      8.80%  36.69%
60.01 to 65.00     63.00%         63.00%          39.46%      5.48%  39.69%
65.01 to 70.00     68.68%         68.68%          26.93%      8.93%  40.07%
70.01 to 75.00     73.91%         73.91%          35.19%      9.46%  41.13%
75.01 to 80.00     79.35%         79.43%          38.33%     19.31%  39.94%
80.01 to 85.00     84.31%         84.35%          45.87%     15.24%  40.76%
85.01 to 90.00     88.40%         89.55%          40.03%     17.94%  42.16%
90.01 to 95.00     89.75%         94.69%          37.35%     13.00%  42.72%
95.01 to 100.00    83.84%         99.96%          26.60%     19.77%  42.85%
                   -----          -----           -----      -----   -----
TOTAL:             82.36%         91.12%          32.52%     17.16%  41.98%
                   =====          =====           =====      =====   =====